KEELEY FUNDS, INC.

Supplement dated July 27, 2018 to the
Prospectus dated January 26, 2018

KEELEY All Cap Value Fund
Class (A) Shares: KACVX
Class (I) Shares: KACIX

This supplement amends the Prospectus of the Keeley Funds dated January 26, 2018.

Investors wishing to obtain current information relating to the Keeley All Cap Value Fund should be advised that effective as of the close of business on July 27, 2018, the Keeley All Cap Value Fund was reorganized into the Keeley Small-Mid Cap Value Fund, and the Keeley All Cap Value Fund subsequently liquidated and dissolved.  All references to the Keeley All Cap Value Fund are hereby removed from the Keeley Funds’ Prospectus dated January 26, 2018.

Questions regarding these changes may be directed to the Keeley Funds at 1-888-933-5391.

Please retain this Supplement with your Prospectus for reference.